Offerings - Offering: 1	Jun. 11, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	28,987
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 28,987,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,003.10
Offering Note	Fee per Rule 457(r)